SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                ------------------------------------------------

                                  FORM 8-K/A *

                               Amendment No. 1 to

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                ------------------------------------------------
                Date of Report (Date of earliest event reported)
                                December 18, 1997


                          Electro-Optical Systems Corp.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                     33-26344                 75-2254748
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                         20 Main Street Acton, MA 01720
                         ------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 263-9115
                                                           --------------


                          Electro-Optical Systems Corp.
                  422 Gleason Road, Stow, Massachusetts 01775;
                         (Former address of the Company)
                      Formerly Curbstone Acquisition Corp.
       4180 La Jolla Village Drive, Suite 500, La Jolla, California 92037
             (Former name or address, if changed since last report)

--------------------------------------------------------------------------------

* This Report amends the Registrant's Report on Form 8-K originally filed on December 18, 1997 with the Securities and Exchange Commission.

Item 1.  Changes in Control of Registrant
                  and
Item 2.  Acquisition or Disposition of Assets

Acquisition of WTS Transnational, Inc. and Change in Control of the Registrant

On December 5, 1997, the Registrant executed a definitive Agreement for Exchange of Stock (the "Acquisition Agreement") with WTS Transnational Inc., a Massachusetts corporation ("WTS"). Pursuant to the Acquisition Agreement the Registrant acquired all of the issued and outstanding stock of WTS in exchange for 15,488,120 shares of the Registrant's common stock.

The acquisition was completed on December 18, 1997 whereupon the Registrant changed its name to "Electro-Optical Systems Corp. ("Electro" or the "Company"). Concurrently with the closing of the acquisition the OTC Bulletin Board symbol was changed to "EOSC." Additionally, in accordance with the Acquisition Agreement the management of Curbstone resigned in favor of the management of WTS.

Current Capital Structure

Prior to the consummation of the Company's acquisition of WTS (the "WTS Acquisition") in exchange for 15,488,120 shares of Electro common stock, Electro (then named Curbstone Acquisition Corp.) had outstanding 3,488,217 shares of common stock. On December 19, 1997, Curbstone issued 1,054,240 shares of its common stock to foreign investors in a private placement under Regulation S (the "Private Placement") at a per share price of $.47 which generated $500,000 in gross proceeds to the Company. In addition, Electro issued 1,054,241 shares of its common stock on December 19, 1997 in full repayment of a $500,000 loan advance made to WTS in November of 1997 (the "Loan Payment"). As of February 17, 1998, Electro has outstanding 21,084,818 shares of common stock; there are currently no options, warrants, or other convertible securities outstanding.

Control of the Company

As part of the WTS Acquisition, 15,488,120 shares of the Company's Common Stock were issued to the shareholders of WTS in exchange for their shares of WTS. The 15,488,120 shares issued represent approximately 73% of the total shares of Common Stock which the Company presently has outstanding, and by virtue of the share exchange, the former shareholders of WTS presently have voting control at the shareholder level of the Company. To the knowledge of the management, no shareholder agreement(s) exist amongst the former shareholders or any other shareholders of the Company with respect to any arrangements or understandings relating to the election of directors or other matters. The largest former WTS shareholder, Charles B. Weaver, acquired in excess of 35% of the Common Stock of the Company in the WTS Acquisition and he could be deemed to control the Company by virtue of his share ownership and role in management.

The former directors and officers of Curbstone who may be deemed to have relinquished control of the Company at the time of the WTS Acquisition via their resignations are as follows:

         Thomas R. Brooksbank       Director, President of Curbstone
         George G. Chachas          Director, Secretary of Curbstone


Business

Prior to the Company's acquisition of WTS, the Registrant was organized with a view toward the search for, location of and combination of the Registrant with a privately-held business enterprise. The Registrant had no business operations, except for the activities of its officers, directors and consultants in searching for a potential combination partner. At the time of the WTS Acquisition, the Company had limited assets and no operating income. The registrant's sole business activity at the present time is the business acquired from WTS Transnational, Inc. Prior to its acquisition by Electro and as currently operated, WTS is a development stage company focused on preparing to introduce state-of-the-art fingerprint biometric systems for the information security and access control markets. Audited financial statements for Electro-Optical Systems Corp. (formerly WTS Transnational, Inc.) for the three years ended December 31, 1996 are included under Item 7 of this filing.

The Company has developed and is in the process of commencing production of fingerprint biometric systems for the information security and access control market segments. After final field testing is completed, the Company presently expects to initiate its first commercial shipment of product in the third quarter, although there can be no assurance that the products will not begin to ship somewhat later than presently projected. The Company believes that its systems will meet the highest level security requirements of the information security and access control markets at an affordable cost.

The Company believes that its systems are differentiated from its competition by virtue of the capacity to supply a product with a significantly lower cost/performance ratio which offers a less expensive field maintenance solution. Management believes that its product cost and approach will enable the Registrant to sell its systems effectively to commercial markets, creating a new widespread demand for its products. The Company's goal is to provide a range of products that will set the standard in automated biometric identification.

The Company believes its products will have a higher overall quality of performance at a lower cost than current systems on the market. The Company utilizes proprietary optical systems, electronics, algorithms and software. The system uses a commercially proven fingerprint extraction and matching algorithm.

The Company's primary mission is to change the way people interact with information technology systems on an economical basis. The Company's goal is to eliminate the use of passwords or personal identification numbers and the significant administrative costs associated with these, and replace them with biometric verification of the individual using its "Notarization System." Log-on is accomplished without having to remember a password, nor make periodic changes to that password, while providing authentication of the individual user for security and privacy of transactions and records. Once the individual is known, the system can be programmed to configure itself to the individual or client company's needs or desires. Security is improved by the creation of a changing random length encryption based on the minutia data of the individual's fingerprints.

Management

The following table sets forth the names and ages of the Company's current Officers and Directors. Officers are generally elected to serve until the meeting of the Board of Directors following the next Annual Meeting of Shareholders or until their successors have been elected and have qualified. The former officers and directors of Curbstone resigned at the time of the WTS Acquisition, and certain of the officers of WTS became officers of the Company at the time. The Current Report on Form 8-K dated December 18, 1997 previously filed to announce the WTS Acquisition included as current directors or officers of the Company the names of former directors of WTS who have been asked to serve as directors of the Company and who have, effective January 21, 1998 accepted the offered positions to become Directors and the names of two individuals who have not yet accepted full-time positions with the Company. Pending their acceptance or the election or appointment of additional individuals to serve, their names have been omitted from the table below. Steve Price, one of the individuals who has not accepted a full time position will work with EOSC's management in a consulting capacity.

Name                     Age       Position
----------------------------------------------------------------------

Charles B. Weaver        56        President, Director, Chairman of the Board,
                                   and Chief Executive Officer

Martin C. Goldman        71        Secretary, Director

James Callahan           47        Vice President Manufacturing

George G. Clarke         46        Vice President Marketing

Philip V. Holberton      55        Chief Financial Officer, Treasurer

Avi Fogel                40        Director

George B. Parrent Jr.    66        Director

CHARLES B. WEAVER, President, CEO and Chairman of the Board. Charles B. Weaver is the President of the Company and was the founder of WTS Transnational, Inc. in 1990. Prior to founding WTS, Mr. Weaver held positions of Business Area Manager and Program Manager for the Honeywell Electro-Optics Division of Honeywell, Inc. during his 15 years tenure. Prior to joining Honeywell Electro-Optics, he was a Senior Systems Engineer for Texas Instruments. He holds a Bachelor of Arts degree in Physics from Oklahoma City University and participated in Graduate Studies in Physics at Texas A&M.

MARTIN GOLDMAN has served as a Director, Corporate Counsel, and Clerk of WTS Transnational, Inc. since 1990. Mr. Goldman is a partner in the law offices of Goldman & Goldman, with law practices in Lynn and Swampscott, Massachusetts. Mr. Goldman received a Doctorate Degree from Boston University Law School and a Masters of Law in Taxation from Northeastern University.

JAMES CALLAHAN, Vice President Manufacturing. Prior to becoming Vice President Manufacturing in 1994 of WTS Transnational, Inc., Mr. Callahan was Production Control Supervisor of Corning OCA, Inc. (1992-1994) and Materials Manager of Autograhix, Inc. (1990-1992). Prior thereto, he spent 18 years at Honeywell's Electro-Optics Division in a number of manufacturing related positions.

GEORGE G. CLARKE, Vice President of Marketing & Sales. Prior to joining the company in February 1998, Mr. Clarke was Regional Manager - Marketing & Sales since 1991 and National Account Manager (1988-1991) of Goddard Technology a developer of imaging systems and software products. Mr. Clarke has a BS degree from the University of Toronto, Canada.

PHILIP V. HOLBERTON, Chief Financial Officer. In 1995, Mr Holberton founded Holberton and Company, an advisory firm specializing in financial matters, strategic planning, development and evaluation of business plans. He also served as CFO of ACCESS Radiology Corporation for ten months during 1997. Prior to founding his firm, Mr. Holberton was the Vice President of Finance and Administration, and Chief Financial Officer for Cambridge NeuroScience, Inc. (1991-1995), Vice President of Finance and Treasurer for General Cinema Theatres, Inc. (1985-1991). Mr. Holberton is a CPA and received his BA degree from Franklin & Marshall College and has served as an adjunct faculty member at Boston University.

AVI FOGEL has served as a director of WTS since December 1995. He currently is a founder and President of COMMHOME Systems, Inc., a company engaged in Intranet Systems. Prior to founding COMMHOME Systems, Inc. in January 1997, he was Vice President of Marketing for Digital Equipment's Network Division since 1995. Prior to joining Digital, Mr. Fogel founded LANNET Data Communications' North American subsidiary LANNET Inc. in 1989 and served as its President and Chief Executive Officer. Mr.

Fogel holds a BS in Electrical Engineering from the Technion, Israeli Institute of Technology, Haifa, Israel.

GEORGE PARRENT JR., Ph.D. has served as a Director of WTS Transnational, Inc. since 1990. He is currently President of IISI, a company engaged in imaging technology. Prior to founding IISI in 1989, Dr. Parrent was Manager of Advanced Systems at the Electro-Optics Division of Honeywell Inc. since 1986. Dr. Parrent holds a B.S. in Mathematics from Bradley University, a MS in Physics from Boston University and a Ph.D. in Physics from the University of Manchester, England.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired.

                  Report of Independent Public Accountants
                  Balance Sheets as of December 31, 1995 and 1996
                  Statements of Operations for each of the three years in the period ended December 31, 1996 and the period from inception (October 9, 1990) through December 31, 1996
                  Statement of Stockholders' Deficit for the period from
                     inception (October 9, 1990) through December 31, 1996
                  Statement of Cash Flows for each of the three years in the period ended December 31, 1996 and the period from
                     inception (October 9, 1990) through December 31, 1996

         (b)  Pro Forma Financial Information

                  Unaudited Pro Forma Balance Sheet as of September 31, 1997 Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996
                  Unaudited Pro Forma Statement of Operations for the nine months ended September 30, 1997
                  Notes to Unaudited Pro Forma Financial Statements

(c)  Exhibits

Exhibit 1. Agreement Concerning the Exchange of Stock Between Curbstone Acquisition Corp. and Shareholders of WTS Transnational, Inc. dated December 5, 1997 (filed as Exhibit 1 to the Company's 8-K dated December 18, 1997 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 17, 1998 ELECTRO-OPTICAL SYSTEMS CORP.

/s/ CHARLES B. WEAVER
-----------------------
Charles B. Weaver
President and Chief Executive Officer

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Electro-Optical Systems Corp.:

We have audited the accompanying balance sheets of Electro-Optical Systems Corp. (formerly WTS Transnational Inc., a Massachusetts corporation in the development stage) as of December 31, 1995 and 1996, and the related statements of operations, stockholders' deficit and cash flows for each of the three years in the period ended December 31, 1996 and for the period from inception (October 9, 1990) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Electro-Optical Systems Corp. as of December 31, 1995 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 and for the period from inception (October 9, 1990) to December 31, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company has suffered recurring operating losses since inception and has a working capital deficit as of December 31, 1996. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                             Arthur Andersen LLP


Boston, Massachusetts
February  13, 1998

                          ELECTRO-OPTICAL SYSTEMS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEETS

                                     ASSETS

                                                                         December 31,
                                                                      1995         1996

CURRENT ASSETS:
   Cash and cash equivalents                                     $      8,936    $          -
   Accounts receivable                                                      -               -
   Other current assets                                                     -               -
                                                                 ------------    ------------

         Total current assets                                           8,936               -
                                                                 ------------    ------------

MACHINERY AND EQUIPMENT, AT COST
   Machinery and equipment                                             14,654          14,654

   Less--Accumulated depreciation                                      10,400          14,654
                                                                 ------------    ------------

                                                                        4,254               -
                                                                 ------------    ------------

OTHER ASSETS                                                            8,179               -
                                                                 ------------    ------------

         Total assets                                            $     21,369    $          -
                                                                 ============    ============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Notes payable                                                 $          -    $      7,000
   Accounts payable                                                   192,183         333,972
   Accrued expenses                                                   113,637         302,326
                                                                 ------------    ------------

         Total current liabilities                                    305,820         643,298
                                                                 ------------    ------------

COMMITMENTS AND CONTINGENCIES (Note 5)

STOCKHOLDERS' DEFICIT:
   Common stock, no par value-
     Authorized--200,000 shares
     Issued and outstanding--9,400 shares at December 31, 1995             94         100,309
       and 32,500 shares at December 31, 1996
   Deficit accumulated in the development stage                      (284,545)       (743,607)
                                                                 ------------    ------------

         Total stockholders' deficit                                 (284,451)       (643,298)
                                                                 ------------    ------------

                                                                 $     21,369    $          -
                                                                 ============    ============


   The accompanying notes are an integral part of these financial statements.

                          ELECTRO-OPTICAL SYSTEMS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF OPERATIONS



                                                                                                For the Period
                                                                                                from Inception
                                                                                                  (October 9,
                                                                                                    1990) to
                                                             Year Ended December 31,              December 31,
                                                       1994           1995           1996             1996

CONSULTING REVENUES                              $  1,359,605    $    672,472    $           -   $  2,121,541

OPERATING EXPENSES
  Cost of revenues                                    883,558         373,392                -      1,256,950
  Research and development                                  -               -          205,239        205,239
  Selling and marketing                                41,392         161,981          131,237        334,610
  General and administrative                          467,842         388,586          122,586      1,069,716
                                                 ------------    ------------    -------------   ------------

         Total operating expenses                   1,392,792         923,959          459,062      2,866,515
                                                 ------------    ------------    -------------   ------------

LOSS FROM OPERATIONS                                  (33,187)       (251,487)        (459,062)      (744,974)

OTHER INCOME (EXPENSE), NET                             1,446             (79)               -          1,367
                                                 ------------    ------------    -------------   ------------

         Net loss                                $    (31,741)   $   (251,566)   $    (459,062)  $   (743,607)
                                                 ============    ============    =============   ============

PRO FORMA NET LOSS PER COMMON SHARE
  Basic                                          $      (.01)    $       (.08)   $        (.04)
                                                 ===========     ===========     ============
  Diluted                                        $      (.01)    $       (.08)   $        (.04)
                                                 ===========     ===========     ============

PRO FORMA WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING
  Basic                                             2,200,623       3,056,732       10,901,366
                                                 ============    ============    =============
  Diluted                                           2,200,623       3,056,732       10,901,366
                                                 ============    ============    =============


   The accompanying notes are an integral part of these financial statements.

                          ELECTRO-OPTICAL SYSTEMS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENTS OF STOCKHOLDERS' DEFICIT



                                                                      Deficit
                                                                  Accumulated in
                                                 Common Stock          the
                                            Number                 Development
                                          of Shares    Par Value       Stage        Total
INCEPTION, OCTOBER 9, 1990                        -   $        -   $         -    $         -
  Issuance of common stock                    5,400           54             -             54
  Net loss                                        -            -           (77)           (77)
                                          ---------   ----------   -----------    -----------
BALANCE, DECEMBER 31, 1990                    5,400           54           (77)           (23)
  Net income                                      -            -            13             13
                                          ---------   ----------   -----------    -----------
BALANCE, DECEMBER 31, 1991                    5,400           54           (64)           (10)
  Net income                                      -            -           204            204
                                          ---------   ----------   -----------    -----------
BALANCE, DECEMBER 31, 1992                    5,400           54           140            194
  Net loss                                        -            -        (1,378)        (1,378)
                                          ---------   ----------   -----------    -----------
BALANCE, DECEMBER 31, 1993                    5,400           54        (1,238)        (1,184)
  Issuance of common stock                    3,400           34             -             34
  Net loss                                        -            -       (31,741)       (31,741)
                                          ---------   ----------   -----------    -----------
BALANCE, DECEMBER 31, 1994                    8,800           88       (32,979)       (32,891)
  Issuance of common stock                      600            6             -              6
  Net loss                                        -            -      (251,566)      (251,566)
                                          ---------   ----------   -----------    -----------
BALANCE, DECEMBER 31, 1995                    9,400           94      (284,545)      (284,451)
  Issuance of common stock for services      21,475          215             -            215
  Issuance of common stock                    1,625      100,000                      100,000
  Net loss                                        -            -      (459,062)      (459,062)
                                          ---------   ----------   -----------    -----------
BALANCE, DECEMBER 31, 1996                   32,500   $  100,309   $  (743,607)   $  (643,298)
                                          =========   ==========   ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                          ELECTRO-OPTICAL SYSTEMS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF CASH FLOWS


                                                                                             For the Period
                                                                                             from inception
                                                                                              (October 9,
                                                                                             1990) through
                                                               Year Ended December 31,        December 31,
                                                     1994           1995          1996           1996
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                       $  (31,741)   $  (251,566)   $  (459,062)   $  (743,607)
  Adjustments to reconcile net loss to net
  cash provided by (used in) operating
  activities-
     Compensation expense                                 -              -            215            269
     Depreciation                                     3,100          7,300          4,254         14,654
     Changes in assets and liabilities-
       Accounts receivable                          (51,432)        51,432              -              -
       Other current assets                            (887)           887              -              -
       Accounts payable                              58,156        132,843        141,789        333,972
       Accrued expenses                              74,259         39,378        188,689        302,326
                                                 ----------    -----------    -----------    -----------

         Net cash provided by (used in)              51,455        (19,726)      (124,115)       (92,306)
         operating activities                    ----------    -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment, net           (14,654)             -              -        (14,654)
  Decrease (increase) in other assets                (7,591)          (588)         8,179              -
                                                 ----------    -----------    -----------    -----------

         Net cash provided by (used in)             (22,245)          (588)         8,179        (14,654)
         investing activities                    ----------    -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from sale of common stock                 34              6        100,000        100,040
  Proceeds from note payable                              -              -          7,000          7,000
                                                 ----------    -----------    -----------    -----------

         Net cash provided by financing                  34              6        107,000        107,040
         activities                              ----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN CASH AND CASH             29,244        (20,308)        (8,936)             -
EQUIVALENTS

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD            -         29,244          8,936              -
                                                 ----------    -----------    -----------    -----------

CASH AND CASH EQUIVALENTS, END OF PERIOD         $   29,244    $     8,936    $         -    $         -
                                                 ==========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                          ELECTRO-OPTICAL SYSTEMS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS




(1)    OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

       Electro-Optical Systems Corp. (the Company), formerly WTS Transnational Corporation Inc. (WTS), is a development stage company which is developing for commercial use state-of-the-art fingerprint biometric systems for the information security and access control market. Revenues generated by the Company in 1994 and 1995 were for consulting services provided to other companies.

       On December 18, 1997, Curbstone Acquisition Corporation (Curbstone) acquired the outstanding stock of WTS in exchange for 15,488,120 shares of Curbstone's common stock or 73% of Curbstone. For accounting purposes, the acquisition is treated as a recapitalization of Curbstone with WTS as the acquiror (reverse acquisition). In connection with the acquisition, the Company changed its name to Electro-Optical Systems Corporation
       (EOSC). Prior to the acquisition, Curbstone had no operating business. As a result of the acquisition, the Company's primary business is the business of WTS. In connection with the acquisition, EOSC issued 2,108,481 shares of common stock to certain investors resulting in net proceeds of approximately $850,000 to the Company.

       The Company is subject to risks common to rapidly growing, technology-based companies, including a limited operating history, dependence on key personnel, rapid technological change, competition from substitute products and larger companies, successful development and marketing of commercial products and services, and raising capital.

       The Company has not completed the development of its products and has suffered recurring losses of approximately $744,000 since inception. The Company has a working capital deficit as of December 31, 1996, and is dependent on raising additional capital to satisfy its ongoing capital needs and to continue the development of its products. Management continues to pursue additional funding arrangements; however, no assurance can be given that such financing will in fact be available to the Company. These conditions raise substantial doubt about the Company's ability to continue as a going concern. If the Company is unable to obtain financing on acceptable terms in order to maintain operations through fiscal year 1998, it could be forced to curtail or discontinue its operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

       The accompanying financial statements reflect the application of the accounting policies as described below.

       (a)    Revenue Recognition

              The Company recognized consulting revenue as services were rendered.

                          ELECTRO-OPTICAL SYSTEMS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                                   (Continued)


       (b)    Cash and Cash Equivalents

              The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

       (c)    Concentrations of Credit Risk and Significant Customers

              Statement of Financial Accounting Standards (SFAS) No. 105, Disclosure of Information About Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentrations of Credit Risk, requires disclosure of any significant off-balance-sheet and credit risk concentrations. The Company has no significant off-balance-sheet concentration of credit risk such as foreign exchange contracts, option contracts or other foreign hedging arrangements. The Company maintains its cash and cash equivalents with several financial institutions and its accounts receivable balances are all domestic. The Company received revenues of greater than 10% of total revenues for the years ended December 31, 1994 and 1995 and has amounts due to the Company of greater than 10% of accounts receivable as of December 31, 1995 as follows:

                                          Significant       Percentage of         Percentage of
                                           Customers      Customer Revenues     Accounts Receivable
                                                             A          B          A            B
              Years Ended December 31,
                1996                          *              *          -          *            -
                1995                          2            73%        27%          -            -
                1994                          1           100%          -

              * The Company had no revenues in the year ended December 31, 1996 and had no accounts receivable at December 31, 1996.

       (d)    Disclosure of Fair Value of Financial Instruments

              The Company's financial instruments consist mainly of cash and cash equivalents, accounts receivable, accounts payable and notes payable. The carrying amounts of the Company's cash and cash equivalents, accounts receivable, accounts payable and notes payable approximate fair value due to the short-term nature of these instruments.

       (e)    Depreciation

              The Company provides for depreciation through charges to operations using the straight-line method of depreciation over the estimated useful life of three years.

                          ELECTRO-OPTICAL SYSTEMS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                                   (Continued)


       (f)    Pro forma Net Loss per Common Share

              In March 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128, Earnings per Share, which established new standards for calculating and presenting earnings per share. Basic net loss per share is computed by dividing net loss by the weighted average common shares outstanding during the year. Diluted net loss per common share is the same as basic net loss per share as the Company has no potentially dilutive common shares. The pro forma weighted average shares of EOSC are calculated based upon the exchange ratio of 336.83 shares of Curbstone for one share of EOSC.

       (g)    Management Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       (h)    Research and Development Costs

              Research and development costs have been charged to operations as incurred.

(2)    NOTES PAYABLE

       In May through December 1996, the Company issued $7,000 of notes payable to individuals, of which $5,000 was to a member of the Board of Directors. The notes are payable on demand and bear interest at 8%.

(3)    INCOME TAXES

       For the period from inception (October 9, 1990) through December 18, 1997 (the date of the merger), the Company elected for federal and state income tax purposes to be treated as an S corporation. Under this election, the taxable income of the Company is reported by the stockholders of the Company on their personal tax returns. Accordingly, the accompanying statements of operations do not include a provision for federal or state income taxes.

(4)    STOCKHOLDERS' DEFICIT

       In 1990 and 1994, the Company issued a total of 8,800 shares of common stock to its founders. In July 1995, the Company issued 600 shares of stock to employees. In January 1996, the Company issued

                          ELECTRO-OPTICAL SYSTEMS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                                   (Continued)


       1,625 shares of common stock resulting in net proceeds of $100,000. Additionally, the Company issued 21,475 shares of common stock to employees for services previously performed for the Company.

(5)    COMMITMENTS AND CONTINGENCIES

       The Company leased certain operating facilities which expired in October 1996. In December 1997, the Company entered into a new operating facility lease which expires in December 2000. The future minimum lease payments are as follows:

                For the year ended December 31,
                   1998                           $    63,000
                   1999                                64,600
                   2000                                67,800
                                                  -----------

                                                  $   195,400
                                                  ===========

       Rent expense charged to operations for the year ended December 31, 1994, 1995 and 1996 was approximately $53,000, $82,000 and $66,000, respectively.

(6)    ACCRUED EXPENSES

       Accrued expenses in the accompanying balance sheets consist of the following:

                                                   December 31,
                                                 1995         1996
            Payroll and payroll-related    $   58,637   $  222,326
            Accrued consulting                  5,000        5,000
            Other                              50,000       75,000
                                           ----------   ----------

                                           $  113,637   $  302,326
                                           ==========   ==========

                          ELECTRO-OPTICAL SYSTEMS CORP.
                           CURBSTONE ACQUISITION CORP.

                               NOTES TO UNAUDITED
                         PRO FORMA FINANCIAL STATEMENTS




       OVERVIEW

       On December 18, 1997, Curbstone Acquisition Corporation (Curbstone) acquired Electro Optical Systems Corp. (EOSC), formerly WTS Transnational Inc., in which Curbstone acquired the outstanding stock of EOSC in exchange for 15,488,120 shares of Curbstone's common stock or 73% of Curbstone. In connection with the acquisition, the Company changed its name to Electro-Optical Systems Corporation. Prior to the acquisition, Curbstone had no operating business. EOSC is a development stage company which is developing for commercial use state-of-the-art systems for the information and security and access control market segments. As a result of the acquisition, the Company's primary business is the business of WTS. For accounting purposes, the acquisition is treated as a recapitalization of Curbstone with WTS as the acquiror (reverse acquisition).

       The number of shares of common stock that each holder of the WTS capital stock received in the acquisition was determined by multiplying the number of shares of WTS capital stock held by each holder by the exchange ratio 336.83. In connection with the acquisition, EOSC issued 2,108,481 shares of common shares to certain investors resulting in net proceeds of approximately $850,000.

       The following Unaudited Pro Forma Combined Balance Sheet as of September 30, 1997 and the Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 give effect to the acquisition accounted for under the reverse acquisition purchase method of accounting. The financial information for the year ended December 31, 1996 for Curbstone have been derived from the financial statements of Curbstone which have been audited by McBride and Reeves, CPA's. The financial information for the year ended December 31, 1996 for EOSC have been derived from the financial statements of EOSC which have been audited by Arthur Andersen LLP. The unaudited financial statements as of September 30, 1997 and for the nine months ended September 30, 1997 have been derived from the unaudited financial statements of EOSC and Curbstone, respectively. In the opinion of management, the unaudited financial statements have been prepared on the same basis as the audited financial statements and include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations for such period.

       The Unaudited Pro Forma Combined Financial Information is based on the historical financial statements of EOSC and Curbstone under the assumptions and adjustments set forth in the accompanying Notes to the Unaudited Pro Forma Combined Financial Information. The Unaudited

                          ELECTRO-OPTICAL SYSTEMS CORP.
                           CURBSTONE ACQUISITION CORP.

                               NOTES TO UNAUDITED
                         PRO FORMA FINANCIAL STATEMENTS

                                   (Continued)


       Pro Forma Combined Balance Sheet assumes that the acquisition was consummated on September 30, 1997, and the Unaudited Pro Forma Combined Statement of Operations assumes that the acquisition was consummated on January 1, 1996.

       The Pro Forma adjustments are based on the reverse acquisition method of accounting, which provides that the net assets of the acquired company (Curbstone) be recorded at their historical cost, which approximates fair value.

       The Unaudited Pro Forma Combined Financial Statements may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated or which may be obtained in the future. The Unaudited Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements and accompanying notes of Curbstone and EOSC.

                          ELECTRO-OPTICAL SYSTEMS CORP.
                           CURBSTONE ACQUISITION CORP.

                        UNAUDITED PRO FORMA BALANCE SHEET

                               SEPTEMBER 30, 1997



                                                   Historical        Adjustments   Pro forma
                                           EOSC         Curbstone         (B)      Combined
             ASSETS
CURRENT ASSETS:
  Cash and cash equivalents            $          -   $        567   $   850,000  $    850,567
  Accounts receivable                             -              -             -             -
  Other current assets                            -              -             -             -
                                       ------------   ------------   -----------  ------------

         Total current assets                     -            567       850,000       850,567
                                       ------------   ------------   -----------  ------------

MACHINERY AND EQUIPMENT, NET                      -              -             -             -

OTHER ASSETS                                      -              -             -             -
                                       ------------   ------------   -----------  ------------

         Total assets                  $          -   $        567   $   850,000  $    850,567
                                       ============   ============   ===========  ============

           LIABILITIES
CURRENT LIABILITIES:
  Notes payable                        $     50,900   $          -   $         -  $     50,900
  Accounts payable                          387,990              -             -       387,990
  Accrued expenses                          395,232            450             -       395,682
                                       ------------   ------------   -----------  ------------

         Total current liabilities          834,122            450             -       834,572
                                       ------------   ------------   -----------  ------------

STOCKHOLDERS' DEFICIT:
  Common stock                              100,309            521       (98,549)        2,281
  Additional paid-in capital                      -        100,104       848,041       948,145
  Retained deficit                         (934,431)      (100,508)      100,508      (934,431)
                                       ------------   ------------   -----------  ------------

         Total stockholders' equity        (834,122)           117       850,000        15,995
                                       ------------   ------------   -----------  ------------

                                       $          -   $        567   $   850,000  $    850,567
                                       ============   ============   ===========  ============

                          ELECTRO-OPTICAL SYSTEMS CORP.
                           CURBSTONE ACQUISITION CORP.

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1997


                                                   Historical         Adjustments     Pro forma
                                             EOSC       Curbstone          (C)        Combined

REVENUES                               $           -   $          -   $          -  $           -

EXPENSES
  Cost of revenues                                 -              -              -              -
  Research and development                     1,063              -              -          1,063
  Selling and marketing                            -              -              -              -
  General and administrative                 189,760          4,371              -        194,131
                                       -------------   ------------   ------------  -------------

         Total operating expenses            190,823          4,371              -        195,194
                                       -------------   ------------   ------------  -------------

         Net loss                      $    (190,823)  $     (4,371)  $          -  $    (195,194)
                                       =============   ============   ============  =============

         Net loss per share            $        (.02)  $          -   $          -  $        (.01)
                                       ============    ============   ============  ============

Weighted average shares outstanding (C)   10,946,978      3,488,217      2,108,481     16,543,676
                                       =============   ============   ============  =============

                          ELECTRO-OPTICAL SYSTEMS CORP.
                           CURBSTONE ACQUISITION CORP.

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                   Historical            Adjustments    Pro forma
                                            EOSC         Curbstone           (C)         Combined
CONSULTING REVENUES                    $           -    $          -    $          -   $           -

EXPENSES
  Cost of revenues                                 -               -               -               -
  Research and development                   205,239               -               -         205,239
  Selling and marketing                      131,237               -               -         131,237
  General and administrative                 122,586          80,112               -         202,698
                                       -------------    ------------    ------------   -------------

         Total operating expenses            459,062          80,112               -         539,174
                                       -------------    ------------    ------------   -------------

         Net loss                      $    (459,062)   $    (80,112)   $          -   $    (539,174)
                                       =============    ============    ============   =============

         Net loss per share            $        (.04)   $       (.02)    $          -  $        (.03)
                                       ============     ===========     ============   ============

Weighted average shares outstanding (C)   10,901,366       3,488,217       2,108,481      16,498,064
                                       =============    ============    ============   =============

                          ELECTRO-OPTICAL SYSTEMS CORP.
                           CURBSTONE ACQUISITION CORP.

                               NOTES TO UNAUDITED
                         PRO FORMA FINANCIAL STATEMENTS



(A)    BASIS OF PRESENTATION

       The unaudited Pro Forma Combined Balance Sheet assumes that the acquisition and the issuance of 2,108,481 shares of common stock were consummated on September 30, 1997, and the Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 assumes that the acquisition was consummated on January 1, 1996. The acquisition has been accounted for in the accompanying Unaudited Pro Forma Combined Financial Information under the reverse acquisition purchase method of accounting.

(B)    BALANCE SHEET ADJUSTMENTS

       The adjustments to the balance sheet comprise the following:

       Cash-
          Proceeds from issuance of 2,108,481 shares of common stock resulting
             in net proceeds of approximately $850,000                             $   850,000
                                                                                   ===========
       Common Stock-
          Reversal of EOSC no par value common stock                               $  (100,309)
          Recording of par value ($.0001) of 15,488,120 shares issued to EOSC            1,549
          Recording of par value ($.0001) from the issuance of 2,108,481 shares            211
                                                                                   -----------
                                                                                   $   (98,549)
                                                                                   ===========
       Additional paid-in capital-
          Elimination of Curbstone accumulated deficit                             $  (100,508)
          Recording of Curbstone additional paid in capital of newly issued
            shares                                                                      98,760
          Recording of additional paid in capital from the issuance of 2,108,481       849,789
            shares                                                                 -----------
                                                                                   $   848,041
                                                                                   ===========
       Accumulated deficit-
          Elimination of Curbstone accumulated deficit                             $   100,508
                                                                                   ===========

(C)    ADJUSTMENTS TO STATEMENTS OF OPERATIONS

       For purposes of computing pro forma net loss per share, the pro forma weighted average common shares of EOSC reflects (i) the conversion of shares of EOSC common stock into Curbstone Stock at a conversion ratio of 336.83 and (ii) the issuance of 2,108,481 shares of common stock.